Revenue	12 Months Ended
Jun. 30, 2023
Revenue [abstract]
Revenue	Revenue
Accounting policy
(a) Commodities
Revenue from metal sales include the sale of gold, silver and uranium. Revenue from metal sales is recognised when the group satisfies its performance obligations under its contract with the customer, by transferring such metals to the customer's control. Transfer of control is generally determined to be when the risk and title to the metals passes to the customer. Revenue is measured based on the consideration specified in the contract with the customer and is driven by the quoted market prices of the metals.

(b) Toll treatment
The group has entered into agreements with various third parties to treat gold-bearing material at certain of the group's metallurgical plants in South Africa. The determination of the consideration receivable is set out in each individual contract, based on the third parties' specific circumstances. Revenue from toll treatment services is recognised as the group satisfies its single performance obligation under its contract with the third parties, which is the recovery of the gold through the treatment process and the facilitation of the ultimate sale of recovered gold. This is satisfied over time. The gold-bearing material, and thereafter recovered gold, remains at all times under control of the third parties until the ultimate sale of the recovered gold. Harmony therefore acts as agent in treating the gold-bearing material. Settlement is done in the month following the sale of gold (see below).

Subsequent to treatment, the group delivers the recovered gold on behalf of the third parties to Rand Refinery for further refining, whereafter it is sold. The group acts as an agent in the sales process, receiving payment on behalf of the third parties before transferring the amounts owed to them.

(c) Hedging
The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	SA Rand
Figures in million	2023	2022	2021
Commodities
Gold (a)	47 366	40 774	42 597
Silver (b)	1 021	663	857
Uranium (c)	304	240	178
	48 691	41 677	43 632
Toll treatment services (d)	430	—	—
Revenue from contracts with customers	49 121	41 677	43 632
Consideration from streaming contract (e)	338	471	397
Hedging gain/(loss) (f)	(184)	497	(2 296)
Total revenue[1]	49 275	42 645	41 733
1    A geographical analysis of revenue is provided in the segment report. Refer to note 41 for further information.

Below are the average commodity prices received for the financial years:

	2023	2022	2021
Gold[1]
– US$ per ounce (US$/oz)	1 808	1 829	1 719
– Rand per kilogram (R/kg)	1 032 646	894 218	851 045
Silver
– US$ per ounce (US$/oz)	21.89	23.09	25.45
– Rand per kilogram (R/kg)	12 505	11 293	12 602
Uranium
– US$ per pound (US$/lb)	50.05	45.14	29.76
– Rand per kilogram (R/kg)	1 960	1 514	1 010
[1] The gold price includes the realised effective portion of the hedge-accounted gold derivatives.
5    Revenue continued
Revenue from contracts with customers
The points of transfer of control are as follows:

Gold: South Africa (excluding streaming contract)	Gold is delivered and a certificate of sale is issued.
Gold and silver: Hidden Valley	Metal is collected from Hidden Valley and a confirmation of collection is sent to and accepted by the customer.
Uranium	Confirmation of transfer is issued.
Toll treatment services	As the gold-bearing material is treated and processed over time.
Streaming contract	Gold is delivered and credited into the Franco-Nevada designated gold account.

(a)    The increase in gold revenue during the 2023 financial year is mainly due to the weakening of the Rand/US$ exchange rate from an average of R15.21/US$ to R17.76/US$. This resulted in an increase in the average gold spot price received by 17%, from R883 453/kg in the 2022 year to R1 036 682/kg in 2023. The increase in revenue was partially offset by the closure of Bambanani in June 2022, which contributed revenue of R1 286 million in 2022.

The decrease in gold revenue during the 2022 financial year is mainly due to the decrease in gold production by 3% to 46 236kg in 2022 from 47 755kg in 2021. The decrease is a result of mining constraints at Doornkop, Moab Khotsong, Tshepong North and Tshepong South resulting in lower grades recovered, the seismic issues experienced at Bambanani as well as the geotechnical instability affecting Stage 6 and a conveyor belt failure at Hidden Valley. In addition, the average gold spot price received decreased by 2% from R899 563/kg in the 2021 year to R883 453/kg in 2022. The decrease was partially offset by an increase in production at Mponeng and Mine Waste Solutions as they contributed for the full year compared to nine months in 2021.

(b)    Silver is derived from the Hidden Valley mine in Papua New Guinea. The increase in silver revenue in the 2023 financial year is due to an increase in production by 38% to 82 093kg from 59 489kg in 2022. This was due to a general improvement in the operating environment at Hidden Valley. The average silver price increased by 11% to R12 505/kg in 2023.

Silver produced decreased by 12% to 59 489kg in 2022 from 67 295kg in 2021 as a result of operational challenges experienced at Hidden Valley. The average silver price decreased by 10% to R11 293/kg in 2022.

(c)    Uranium is derived from the Moab Khotsong operation. Uranium produced increased by 42% to 237 438kg from 167 696kg in 2022 and the average uranium price increased by 30% to R1 960/kg in 2023.

Uranium produced increased by 11% to 167 696kg in 2022 from 150 778kg in 2021 and the average uranium price increased by 50% to R1 514/kg in 2022.

(d)    The fees for services rendered for the treatment of third-party gold-bearing material at the Doornkop and Moab operations have been included separately as of 2023. Refer to note 2 for details.

(e)    The streaming arrangement results in the non-cash consideration recognised as part of revenue for the streaming arrangement. Refer to note 31 for further information.

(f)    The realised effective portion of the hedge-accounted gold derivatives was impacted by the average gold market spot price during the 2023 financial year of R1 045 527/kg (2022: R896 712/kg) compared to the average forward price of matured contracts of R1 028 764/kg (2022: R940 536/kg). Refer to note 19 for further information.